Exhibit 10.8

AMENDMENT NO. 3 TO SALES AGENT AGREEMENT

This Amendment No. 3 To Sales Agent Agreement (“Amendment”) is made this 3rd day of May, 2004, between Cutera, Inc. (formerly Altus Medical, Inc.) (“Cutera”) and PSS World Medical, Inc. (“PSS”).

WHEREAS, Cutera and PSS entered into that February 14, 2003 Sales Agent Agreement, that March 17, 2003 Amendment No. 1 To Sales Agent Agreement, and that November 6, 2003 Amendment No. 2 To Sales Agent Agreement (collectively, “Agreement”), and are hereby amending the Agreement as follows:

1. The first sentence of Section 1.4 is hereby deleted and replaced with the following:

“1.4 Products means Cutera’s CoolGlide CV-, CoolGlide Excel-, CoolGlide Vantage-, CoolGlide Genesis-, CoolGlide Genesis Plus-, CoolGlide Xeo-, CoolGlide Xeo Limited-, and Xeo SA systems.”

2. Exhibit A is hereby deleted and replaced with the following:

“Product Pricing

For Products sold to PSS from April 1, 2004 until September 30, 2004, the unit pricing will be as set forth below. The pricing for Products sold after September 30, 2004 will be negotiated by the parties in good faith at least two months before that date. All Product pricing information will be deemed Cutera’s Confidential Information.

Product	Unit Price
CoolGlide CV	$	[****]
CoolGlide Genesis	$	[****]
Xeo SA	$	[****]
CoolGlide Excel	$	[****]
CoolGlide Genesis Plus	$	[****]
CoolGlide Vantage	$	[****]
CoolGlide Xeo Limited	$	[****]
CoolGlide Xeo	$	[****]”

The capitalized terms that are used, but not defined, in this Amendment shall have the same definitions provided in the Agreement. Except as expressly stated in this Amendment, the Agreement shall remain unmodified and in full force and effect.

Cutera, Inc.		PSS World Medical, Inc.

By:	/s/ Kevin Connors	By:	/s/ Robert P. Gibson
Printed:	Kevin Connors	Printed:	Robert P. Gibson II
Its:	President & CEO	Its:	V.P. Marketing

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 4 TO SALES AGENT AGREEMENT

This Amendment No. 4 To Sales Agent Agreement (“Amendment No. 4”) is made this 18th day of June, 2004, between Cutera Inc. (formerly Altus Medical, Inc.) (“Cutera”) and PSS World Medical, Inc. (“PSS”).

WHEREAS, Cutera and PSS entered into that February 14, 2003 Sales Agent Agreement, that March 17, 2003 Amendment No. 1 To Sales Agent Agreement, that November 6, 2003 Amendment No. 2 To Sales Agent Agreement, and that May 3, 2004 Amendment No. 3 To Sales Agent Agreement (collectively, “Agreement”), and are hereby amending the Agreement as follows:

1. Cutera will from time to time provide PSS with lists of “Altus Prospects,” as contemplated in section 3.2 of the Agreement. PSS agrees that: (i) these lists, and the identities of Altus Prospects, constitute Cutera’s Confidential Information, as defined in section 9.3 of the Agreement; (ii) PSS will use this information only in furtherance of the Agreement and will not disclose such information to any third parties; and, (iii) only Jim Garibaldi of PSS will view these lists, and will not disclose their contents to any other person at PSS, except only to the PSS sales employees that he manages, and only such sections thereof that are necessary to permit each such sales employee to help close sales of Cutera’s products pursuant to the Agreement.

2. The capitalized terms that are used, but not defined, in this Amendment No. 4 shall have the same definitions provided in the Agreement. Except as expressly stated in this Amendment No. 4, the Agreement shall remain unmodified and in full force and effect.

Cutera, Inc.		PSS World Medical, Inc.

By:	/s/ Ronald J. Santilli	By:	/s/ Robert P. Gibson
Printed:	Ronald J. Santilli	Printed:	Robert P. Gibson II
Its:	V.P. and CFO	Its:	V.P. Marketing

AMENDMENT NO. 5 TO SALES AGENT AGREEMENT

This Amendment No. 5 To Sales Agent Agreement (“Amendment No. 5”) is made this 21st day of September, 2004, between Cutera Inc. (formerly Altus Medical, Inc.) (“Cutera”) and PSS World Medical, Inc. (“PSS”).

WHEREAS, Cutera and PSS entered into that February 14, 2003 Sales Agent Agreement, that March 17, 2003 Amendment No. 1 To Sales Agent Agreement, that November 6, 2003 Amendment No. 2 To Sales Agent Agreement, that May 3, 2004 Amendment No. 3 To Sales Agent Agreement and that June 18, 2004 Amendment No. 4 to Sales Agent Agreement (collectively, “Agreement”), and are hereby amending the Agreement as follows:

1. The first sentence of Section 1.4 is hereby deleted and replaced with the following:

“1.4 Products means Cutera’s CoolGlide CV-, CoolGlide Excel-, CoolGlide Vantage-, CoolGlide Genesis Plus-, CoolGlide Xeo-, CoolGlide Xeo Limited-, and Xeo SA systems.”

2. Exhibit A is hereby deleted and replaced with the following:

“Product Pricing

For Products sold to PSS from October 1, 2004 until March 31, 2005, the unit pricing will be as set forth below. The pricing for Products sold after March 31, 2005 will be negotiated by the parties in good faith at least two months before that date. All Product pricing information will be deemed Cutera’s Confidential Information.

Product	Unit Price
CoolGlide CV	$	[****]
Xeo SA – w/ LP560 or OPS600	$	[****]
Xeo SA – w/ Titan	$	[****]
Xeo SA – w/ Titan, plus LP560 or OPS600	$	[****]
CoolGlide Excel	$	[****]
CoolGlide Genesis Plus	$	[****]
CoolGlide Vantage	$	[****]
CoolGlide Xeo Limited	$	[****]
CoolGlide Xeo – w/ LP560 or OPS600	$	[****]
CoolGlide Xeo – w/ Titan, plus LP560 or OPS600	$	[****]	”

2. The capitalized terms that are used, but not defined, in this Amendment No. 5 shall have the same definitions provided in the Agreement. Except as expressly stated in this Amendment No. 5, the Agreement shall remain unmodified and in full force and effect.

Cutera, Inc.		PSS World Medical, Inc.

By:	/s/ Ronald J. Santilli	By:	/s/ Robert P. Gibson
Printed:	Ronald J. Santilli	Printed:	Robert P. Gibson II
Its:	V.P. and CFO	Its:	V.P. Marketing

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.